UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 15, 2005


                              CNB Bancorp, Inc.
            (Exact name of registrant as specified in its charter)


        New York                  000-17501                   14-1709485

(State or other jurisdiction     (Commission                (IRS Employer
    of incorporation)            File Number)             Identification No.)


        12-24 North Main Street, Gloversville, New York        12078

        (Address of principal executive office)              (Zip Code)


        Registrant's telephone number, including area code:  (518) 773-7911



                                     N/A
        (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Item 8.01. Other Events.

Item 8.01.    Other Events.

On August 15, 2005, CNB Bancorp, Inc. mailed the letter to shareholders attached as Exhibit 99 and incorporated herein.


Item 9.01.    Financial Statements and Exhibits.

              The following exhibit is being filed herewith:

              (99)   Letter to shareholders.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CNB Bancorp, Inc.

Date: August 15, 2005

                                       By:  /s/ George A. Morgan
                                            George A. Morgan
                                            Executive Vice President and
                                            Chief Financial Officer

                 Exhibit Index to Current Report on Form 8-K

                                   Exhibit

         Number

          (99)    Letter to shareholders.

                                                                   Exhibit 99

                              CNB BANCORP, INC.
                         Gloversville, New York 12078



To Our Shareholders:

We are pleased to enclose your dividend payment for the third quarter of 2005. The Board of Directors declared a dividend of $.21 per share, payable August 15, 2005 to shareholders of record at the close of business August 8, 2005.

On June 13, 2005, your company, CNB Bancorp, Inc. (CNB), entered into a definitive agreement providing for the merger of CNB with and into NBT Bancorp, Inc. (NBT). The merger, which has been unanimously approved by the boards of directors of CNB and NBT, is subject to regulatory approval as well as approval by CNB shareholders at a special shareholders meeting that is expected to be held in the fourth quarter of this year.

Enclosed is a copy of the June 14 press release announcing the merger agreement.


                                    * * *


NBT and CNB will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC"). CNB stockholders are urged to read the registration statement and the joint proxy statement/prospectus when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about NBT and CNB, at the SEC's Internet site (http://www.sec.gov).

Copies of the joint proxy statement/prospectus can be obtained, when available and without charge, by directing a request to NBT Bancorp Inc., 52 South Broad Street, P.O. Box 351, Norwich, NY 13815, Attn: Michael J. Chewens, 607-337-6520 or CNB Bancorp, Inc., 10-24 North Main Street, P.O. Box 873, Gloversville, N.Y. 12078, Attn: George A. Morgan.

CNB and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CNB in connection with the acquisition. Information about the directors and executive officers of CNB and their ownership of CNB common stock is set forth in the proxy statement, for CNB's annual meeting of stockholders held on April 19, 2005, as filed with the SEC on a Schedule 14A on March 17, 2005. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.